Kirby Corporation
Putting America’s Waterways to Work
NYSE: KEX
May 2006

Statements contained in this presentation with respect to the future are forward-looking statements. These statements reflect management’s reasonable judgement with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including cyclical or other downturns in demand, significant pricing competition, unanticipated additions to industry capacity, changes in the Jones Act or in U.S. maritime policy and practice, fuel costs, interest rates, weather conditions and the timing, magnitude and the number of acquisitions made by Kirby. Forward-looking statements are based on currently available information and Kirby assumes no obligation to update such statements. A list of additional risk factors can be found in Kirby’s annual report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission.
Kirby reports its financial results in accordance with generally accepted accounting principles (GAAP). However, Kirby believes that certain Non-GAAP financial measures are useful in managing Kirby’s businesses and evaluating Kirby’s performance. This presentation contains two Non-GAAP financial measures, adjusted net earnings and EBITDA. Please see the Appendix for a reconciliation of GAAP to Non-GAAP financial measures.
Forward Looking Statement
Non-GAAP Financial Measures

Marine Transportation
86% of 2005 Revenue - $686.0 million
Largest U.S. Inland Tank Barge Operator
Diesel Engine Services
14% of 2005 Revenue - $109.7 million
Largest Domestic EMD Diesel Services Company

Kirby... Business Operations

NYSE:   K E X
Current Price (May 5, 2006)	$79.11
Number of Shares O/S	26.4M
Market Capitalization	$2,085M
Debt (March 31, 2006)	$200M
Enterprise Value	$2,285M
Employees	2,450
Kirby…Public Market Facts

Kirby Facts
•
Largest inland tank barge operator
•
Operates 893 barges and 239 towing vessels
•
Sustainable competitive advantages:
–
Lowest cost due to economies of scale
–
Best positioned for growth opportunities
–
“One Stop Shop” for customers
•
70% of Kirby’s business is under contract, 30% spot market
•
Successful integration of 24 acquisitions

17% growth
rate from
1988-2005
Revenue... Business Operations

1994-2001 adjusted to exclude goodwill amortization expense
2002 adjusted to exclude impairment charges of $12.5 million, net of taxes, or $.51 per share
See Appendix for reconciliation of GAAP to Non-GAAP earnings per share
14.4%
growth rate
from 1994 - 2005
Earnings Per Share From Continuing Operations Before Adjustments
Guidance
Earnings Per Share…

Industry Facts
•
Approximately 17,800 dry cargo barges, 2,800 liquid tank barges. Kirby in the liquid cargo business only.
•
No competition from foreign companies due to a U.S. law known as the Jones Act
•
Always a market to move product by barge on inland waterways
•
Equipment not subject to economic obsolescence because draft and lock restrictions limit the size of barges
•
Barges are mobile, carry wide range of cargoes, and service different geographic markets
•
Inland waterway system plays a vital role in the U.S. economy
•
Inland waterway system is an environmentally friendly mode of transportation

For the years 1993 through 2005
188 single hull tank
barges industry wide,
20 operated by Kirby
Number of Inland Tank Barges

Source: Informa Economics, Barge Fleet Profile, March 2006
Inland Tank Barge Fleet

KIRBY INLAND MARINE

•
Benzene
•
Styrene
•
Methanol
•
Acrylonitrile
•
Xylene
•
Caustic soda
•
Butadiene
•
Propylene
Petrochemicals – 67%
•
Residual fuel
•
No. 6 fuel oil
•
Coker feed
•
Vacuum gas
•
Asphalt
Black Oil  Products – 20%
•
Anhydrous ammonia
•
Nitrogen-b ased liquid fertilizer
•
Industrial ammonia
Agricultural Chemicals – 4%
•
Gasoline
•
Jet fuel
•
•
Naphtha
Diesel fuel
Refined Products – 9%
Largest Inland Tank Barge Operator

Fleet Size and Diversity…
Better Asset Utilization
•
Better Asset Utilization
–
More backhaul opportunities
–
Faster barge turnarounds
–
More efficient use of horsepower
–
Barges positioned closer to cargos
•
Lower Incremental Costs
–
Enhanced purchasing power
–
Minimal incremental G&A from fleet additions
–
Less cleaning due to more barges with compatible prior cargos

Shipper Owned Independent	Tank Barges Operated	Dry Cargo Barges Operated

Kirby Corporation	893	-
American Commercial Lines LLC	371	2,803
Marathon Ashland Petroleum	170	-
Canal Barge Company, Inc.	169	273
Ingram Barge Company	165	3,716
Florida Marine	91	-
Blessey Enterprises	86	-
American River Transportation Co	82	2,076
Higman Barge Lines, Inc.	80	-
Cenac Towing Company, Inc.	72	-
PPG Industries, Inc.	59	-
Southern Towing Company	53	-
Martin Midstream Partners	52	-
Settoon Towing, LLC	49	-
Magnolia Marine Transport Co	45	-
LeBeouf Brothers Towing Co	44	-
Olin Corporation	29	-
John W. Stone Oil	28	-
Buffalo Marine Service, Inc.	24	-
Rhodia, Inc.	20	-
ConocoPhillips Company	20	-
River City Towing Services	19	-
Houston Marine Services, Inc.	18	-
Lyondell Chemical Company	17	-
Shipper Owned Independent	Tank Barges Operated	Dry Cargo Barges Operated

Dynegy Midstream Services	16	-
Dupont	16	-
Waxler Towing Company, Inc.	15	-
Horizon Maritime	15	-
Highland Towing	13	-
Devall Towing	12	-
Chem Carriers, Inc.	12	-
Plaquemine Towing Corp.	11	-
Golding Barge Lines, Inc.	9	-
Grifco	8	-
Westlake/GA&O Corporation	8	-
Merichem Company	7	-
Apex Towing	7	-
Republic of Texas	6	-
Hines Barge Line	6	-
American Milling	5	11
Mon River Towing, Inc.	4	142
Reilly Industries	4	-
Memphis Barge Lines	4	-
Barge Management, Inc.	3	-
Cytec Industries	2	-
Jantran, Inc.	1	-
Other dry cargo carriers	-	8,768

TOTAL	2,840	17,789

Informa Economics, Barge Fleet Profile, March 2006 - Adjusted
Kirby Outpaces the Competition
Tank Barge Owners By Number of Tank Barges

Revenue Distribution	Products Moved	Products	Drivers
67%	Petrochemicals and Chemicals	Benzene, Styrene, Methanol, Acrylonitrile, Xylene, Caustic Soda, Butadiene, Propylene	Housing, Consumer Goods, Autos, Clothing
20%	Black Oil Products	Residual Fuel, No. 6 Fuel Oil, Coker Feed, Vacuum Gas, Asphalt	Road Construction, Feed Stock for Refineries and Fuel for Power Plants and Ships
9%	Refined Products	Gasoline, Jet Fuel, Diesel Fuel, Naphtha	Vehicle Usage, Air Travel, Weather
4%	Agricultural Chemicals	Anhydrous Ammonia, Nitrogen-based Liquid Fertilizer, Industrial Ammonia	Corn, Cotton and Wheat Production
End Uses of Products…
Demand Drivers

•
Committed to dedicating adequate resources to achieve safety objectives
–
Extensive company-owned and operated training facility
–
Seamen’s Church Institute   (Towboat Simulator)
•
Industry leader
–
First winner of Benkert Award, highest award given by Department of Transportation for safety and environmental protection
Safety Is Our Franchise To Operate
Strong Emphasis on Safety…

Kirby Engine Systems

Diesel Engine Services Markets
•
Marine (61%)
–
Inland River Carriers – Dry and Liquid
–
Offshore Towing – Dry and Liquid
–
Offshore Oilfield Services – Drilling Rigs & Supply Boats
–
Harbor Towing
–
Dredging
–
Great Lakes Ore Carriers
•
Power Generation, Nuclear and Industrial (22%)
–
Standby Power Generation
–
Pumping Stations
–
Industrial Reduction Gears
•
Railroad (17%)
–
Passenger (Transit Systems)
–
Class II
–
Shortline and Industrial

Bearing and element
  replacement
Case welding and
  machining
Line boring
Alignment
Overhauls
Component repair
Block welding
Line boring
Remanufacture engines
Troubleshooting
Genuine OEM new
  parts
Kirby remanufactured
  parts
Nuclear dedication
  services
Replacement Parts
Engine Repair
Reduction Gear Repair
Services

Acquisitions
1987	National Marine
1991	Ewing Diesel
1995	Percle Enterprises
1996	MKW Power Systems
1997	Crowley (Power Assembly Shop)
2000	West Kentucky Machine Shop
2000	Powerway
2004	Walker Paducah Corp.
2005	TECO (Diesel Services Division)
2006	Global Power Holding Company (Signed purchase agreement in May 2006)
Internal Growth
1989	Midwest
1992	Seattle
1993	Shortline & Industrial Rails
2000	Cooper Nuclear
2001	Transit & Class II Rails
Acquisitions and Internal Growth

Market Conditions

•
Record revenues, net earnings, earnings per share and EBITDA
•
Petrochemical and black oil products markets remained strong
•
Favorable winter weather conditions positively impacted financial results, with delay days down 25% when compared with 2005 first quarter
•
Contract rates up 4% to 6%. Spot market rates higher than contract and up 5% to 10% over 2005 fourth quarter
•
Diesel engine services – strong service and direct parts sales in the majority of its markets
Market Conditions
2006 First Quarter

•
2006 second quarter earnings per share guidance of $.85 to $.90, compared with $.72 for 2006 second quarter
•
Guidance based on:
•
Marine transportation operating fundamentals remain strong
•
Diesel engine services operating fundamental strong; however, will not include seasonal work for Midwest and Great Lakes customers
•
2006 year earnings per share guidance of $3.35 to $3.50, compared with $2.67 for 2005. Guidance excludes any impact from Global acquisition
2006 Second Quarter and Year
Outlook

Financial Highlights

For Year Ended December 31, 2005

For First Quarter Ended March 31, 2006

Operating Margins

 * Excluding acquisitions
$28
Expansion Barges
Cash Flows

25.9%
57.3%
Debt / Capitalization

Balance Sheet

•
Investment grade public debt
–
Standard & Poor’s – BBB+
–
Moody’s – Baa3
•
8-year unsecured Private Placement due 2013
–
$200 million outstanding
–
–
No required principal payments until
Floating rate of LIBOR +0.5%
maturity
•
$150 Million Revolving Credit Facility
–
Accordion feature added to allow maximum amount to increase to $225 million without amendment
•
Protection against interest rate increases
–
$150 million of interest rate swaps
Financial Strength

Thank You  For Listening to Our Story
Kirby Corporation
Putting America’s
Waterways to Work